Management Update Third Quarter 2012 NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation.com

Safe Harbor (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements." In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 (the “Reform Act”)(1). Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K, 10-Q and other SEC filings, included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” 2

Key Statistics as of 9/30/12 (billions) Total assets $9.5 Total deposits $6.7 Net loans $6.0 2012 Sterling Franchise at a Glance 3  Based in Spokane, Wash., Sterling is one of the largest commercial banks headquartered in the Pacific Northwest (1)  Approximately 56,000 commercial transaction accounts and 293,000 retail transaction accounts  $6.7 billion of deposits with an average cost of 0.53% (2)  Market cap of $1.4 billion (3) 183 branches in 5 states Source: SNL Financial, Company filings. Note: Financial data as of Sept. 30, 2012. (1) Pacific Northwest defined as Idaho, Oregon and Washington. (2) For the quarter ended Sept. 30, 2012. (3) As of Sept. 28, 2012. (4) Deposit market share data as of June 30, 2012. (5) Divestiture of Montana operations announced July 2, 2012 with expected fourth quarter 2012 close. Deposit Market Share (4) State Branches Rank Market Share Washington 85 7 2.98% Oregon 66 7 2.84% California 13 60 0.09% Idaho 18 11 2.54% Montana (5) 7 17 0.99%

Q3 2012 Performance Highlights  Improving quarterly results o Reported Q3 net income of $30.6 million, or $0.49 per diluted share o Compares to $11.3 million, or $0.18 per share, for Q3 ‘11  Net interest margin (FTE) of 3.43%, up 9 bps from Q3 ‘11 o Average cost of deposits declined by 33 bps from the year ago quarter  Originated $457 million new portfolio loans (excluding HFS) o 34% commercial loan originations, including owner-occupied CRE and C&I; 32% multifamily loan originations; 31% residential and consumer loan originations o Originated $920MM of residential mortgage loans, including $78MM for portfolio • Generated $29MM of mortgage banking operations income for Q3 ’12, compared to $16MM for Q3 ‘11  Declining levels of nonperforming assets (NPAs) o NPAs of $259 million at 9/30/12, reflecting a 40% decline compared to $435 million at 9/30/11  Focus on operational efficiency o Announced acquisition of Borrego Springs Bank to bolster SBA production and administration o Ongoing branch rationalization: Montana divestiture in Q4 and 6 branches scheduled for closure or sale in first half of 2013  US Treasury TARP exit through underwritten secondary offering of 5.7 million common shares and repurchase of warrant 4

Key Operating Objectives Performance Trends  Cost of Deposits: 53 bps in Q3 ‘12, compared to 86 bps in Q3 ‘11  Noninterest deposit balances expanded to 25% of portfolio, up from 18% a year ago  Transaction/Savings/MMDA balances 70% of total deposits  Ratio of NPA/total assets: 2.73%, down from 4.74% a year ago  Classified assets/ Tier 1+ALLL = 21% o Down from 105% at recap (Q3 ‘10) o Targeting 20% at FYE 2012  Loan balances growing despite de-risking  Accelerating momentum in Commercial and Consumer  Mortgage production – strongest volumes in three years; solid pipelines  Montana branch divestiture expected to be completed in Q4 ‘12  Branch rationalization ongoing: 6 branches scheduled for close/sale by mid 2013  OREO costs declining  $30.6 million of net income in Q3 ‘12  Announced cash dividend of $0.15 per share 5

SBA 7A: $65 / 63% SBA 504: $4 / 4% SBA Express: $10 / 10% USDA: $18 / 17% CRE, OO: $4 / 4% CRE, NOO: $2 / 2% (in millions) Key Statistics as of 9/30/2012 (millions) Total assets $142.0 Net loans $94.8 Total deposits $121.3 Equity $15.4 Acquisition of Borrego Springs Bank, N.A. 6  SBA franchise with opportunity to expand o One of the top SBA 7(a) producers in the country (ranked 13th by number of loans for FY 2012 ) o 94% of loan portfolio is SBA or USDA o Currently restricted growth due to concentration issues and capital constraints  $6.5MM purchase price (52% of TBV)  Effective team of producers and administrators  Superior SBA 1502 reporting and collection performance  Expected close in Q1 ‘13 3 branches, 8 loan offices (1) Retail Branch: LPO: Loan mix by category (1) Image does not include LPO in Panama City Beach, FL.

Non-interest bearing transaction: $1,710 / 25% Interest-bearing transaction: $694 / 10% Savings and money market demand: $2,191 / 33% Retail time deposits: $1,718 / 26% Public: $202 / 3% Brokered: $225 / 3% Balance of $6,740 million as of September 30, 2012 (in millions) Deposit Composition and Funding Source: SNL Financial and company filings. (1) Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.  $1.3 billion of CDs re-pricing by YE 2013 with a current average rate of 1.20%  $50MM structured repo with rate of 4.0% matured in Q3 ‘12; $100MM with rate of 4.4% to mature in Q4 ‘12  Projected structured repo YE12 balance $800MM, WAC 3.8%, WAM 3.8 years Deposit composition Deposit balances Reducing avg. cost of deposits (%) (1) 7 2.82% 2.72% 2.31% 2.08% 1.98% 1.77% 1.45% 1.36% 1.27% 1.13% 1.01% 0.91% 0.86% 0.80% 0.67% 0.58% 0.53% 1.13% 1.33% 1.10% 0.90% 0.85% 0.73% 0.67% 0.66% 0.56% 0.50% 0.51% 0.48% 0.45% 0.36% 0.32% 0.29% 0.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q3 08 Q4 8 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 3Q 012 Y-o-Y Improvement (33 bps) STSA Peer (in millions) 9/30/2011 9/30/2012 Annual % change Retail deposits: Transaction $1,676 $2,404 43% Savings and MMDA 1,815 2,191 21% Time deposits 2,151 1,718 -20% Total retail 5,642 6,313 12% Public: 466 202 -57% Brokered: 371 225 -39% Total deposits $6,479 $6,740 4% BPs Change Depost funding costs 0.86% 0.53% -33 Gross loans to deposits 87% 91%

Residential RE: $818 / 13% Multifamily: $1,359 / 22% CRE, NOO: $1,275 / 21% CRE, OO: $1,304 / 21% C&I : $518 / 8% Construction: $100 / 2% Consumer: $768 / 13% (in millions) Loan Portfolio Summary Focusing on Relationship-Based Lending  Gross loans were $6.1 billion at September 30, 2012  Q3 ‘12 portfolio loan originations increased $109 million, or 31% over Q3 ‘11 (1)  Multifamily, Owner Occupied CRE, and C&I account for 66% of portfolio originations in Q3 ‘12 Source: Company filings. (1) Excluding residential mortgage loans held for sale. Loan mix by geography Loan mix by category 8 Washington: $2,306 / 37% Oregon: $1,373 / 22% N. California: $1,274 / 21% S. California: $535 / 9% Idaho: $282 / 5% Arizona: $154 / 2% Montana: $115 / 2% Other: $103 / 2% (in millions)

0 50 100 150 200 250 300 350 400 450 500 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Residential RE Multifamily CRE Construction Consumer Commercial 9 $265 $348 $346 $348 $426 Source: Company filings. (1) Excluding residential mortgage loans held for sale. Loan Portfolio New Originations by Quarter (1) $180 $459 $ M illion s $457

WA 24% OR 8% N Cal 32% S Cal 36% Refi 73% Purchase 27% Multifamily – Program to Date as of Q3 2012 10 MF loan programs MF geography MF loan purpose MF originations since program inception  Wtd Avg LTV: 65.2%; Wtd Avg DSC: 1.37:1; Wtd Avg Yield: 4.0% 5 Yr Fixed Hybrid ARM 75% 7 Yr Fxd H-ARM 19% 3 Yr Fxd H-ARM 5% Other 1% $28 $147 $365 $568 $748 $921 $1,156 $1,300 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Mi llio ns Quarterly Originations Cumulative

 Working to improve efficiency and effectiveness of operations o Additional cost savings from FIB integration o Addressing inefficient operations • Ongoing branch evaluations/consolidations (6 planned for 1H 2013) • Announced divestiture of Montana (7 branches) • Consolidated Loan Servicing into 40% less space • Commence outsourcing of Mortgage Loan Servicing during Q1 ‘13 o Continued focus on vendor management and consolidation  OREO Expense – Expected decline with lower OREO o YTD ‘12 OREO Expense was down $27 million, or 74%, from 2011 Expense Control and Operating Efficiency Drivers 11

$- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 M illi on s Classified Assets Non-perfoming Assets Non-performing Loans 12/31/09: $1,648 $267 12 Improving Trend in Classified & NPAs

(in millions) 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 NPLs beginning-of-period $396.1 $323.1 $287.2 $279.7 $265.3 Additions/increases 66.6 33.0 32.3 67.2 30.0 Return to accruing status (6.8) - (0.9) (24.7) (9.9) Charge-offs (29.9) (10.7) (20.2) (5.0) (6.0) Transfer to OREO (58.7) (18.5) (9.4) (13.2) (8.0) Payments/sales (44.2) (39.7) (9.3) (38.7) (59.0) NPLs end of period $323.1 $287.2 $279.7 $265.3 $212.4 NPLs/Loans 5.8% 5.2% 4.7% 4.4% 3.5% % decline ($) since Q3 2011: 34% For the quarter ended Non-performing Loan (NPL) Flow Analysis 13

(dollars in millions) Amount Properties Amount Properties OREO: Beginning balance $101 250 $56 81 Additions 60 91 8 28 Valuation adjustments (8) - (1) - Sales (40) (163) (16) (39) Other changes (1) - - - Ending balance $112 178 $47 70 2011 2012 For the quarter ended September 30, OREO Flow Analysis 14

Summary  Executing on our strategic plan o Valuable, core-deposit franchise drives earnings power o Continued improvement in asset quality metrics o High-quality, relationship-driven asset generation o Ongoing expense management  Capitalization o US Treasury exit August 2012 o Initiated regular quarterly cash dividend in Q3 ‘12 • Dividend rate of $0.15 per quarter • Represents dividend yield of 3% o Significantly exceeds regulatory levels required for “well-capitalized” status o Additional capital in place to support opportunistic growth o Will evaluate other capital management alternatives, including acquisitions that make strategic and financial sense 15

NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation.com Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com

APPENDIX

9/30/2012 Peer median (1) TCE/TA 12.8% 9.1% Tier 1 leverage 12.7% 9.7% Tier 1 risk-based capital 17.6% 13.6% Total risk-based capital 18.9% 15.1% Tier 1 common capital 13.9% 12.0% NPA/Tangible Capital + ALLL 19.0% 19.0% Capital Compared to Peers Source: SNL Financial and company filings. Sterling Financial data as of September 30, 2012. Peer group data as of most recent quarter available. (1) Peers include all public U.S. banking companies with between $7 billion and $25 billion in assets. 18

(in millions) 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 Asset Quality NPAs $435 $369 $350 $321 $259 Classified assets $500 $426 $411 $327 $267 NPAs / assets 4.7% 4.0% 3.7% 3.4% 2.7% ALLLs / NPLs 57.6% 61.8% 57.7% 59.6% 72.6% ALLL / loans 3.3% 3.2% 2.7% 2.6% 2.5% Net charge-offs (NCOs) $30 $11 $20 $5 $6 NCOs / avg. loans 2.0% 0.7% 1.3% 0.3% 0.4% Balance Sheet Total assets $9,176 $9,193 $9,502 $9,600 $9,472 Net loans $5,428 $5,341 $5,854 $5,927 $5,990 Securities $2,448 $2,550 $2,462 $2,121 $2,052 Core deposits (1) $6,108 $6,057 $6,585 $6,500 $6,515 Gross loans/total deposits 87% 85% 87% 90% 91% Capital $859 $879 $898 $1,221 $1,251 TCE/TA 9.2% 9.4% 9.0% 12.3% 12.8% Tier 1 leverage 11.1% 11.4% 11.1% 12.2% 12.7% Operating Highlights Operating income (loss) before taxes $11.3 $14.8 $13.3 $32.0 $30.6 Provision for credit losses $6.0 $4.0 $4.0 $4.0 $2.0 FTE net interest margin 3.34% 3.26% 3.38% 3.56% 3.43% For the quarters ended Last Five Quarters Financial/Operating Highlights 19 (1) Core deposits defined as total deposits less brokered CDs.

$0.0 $0.5 $1.0 $1.5 $2.0 $2.5 12/31/2011 3/31/2012 6/30/2012 9/30/2012 Bi llio ns 30-yr MBS 20-yr MBS 10- & 15-yr MBS CMO 3.8 4.2 3.4 3.6 3.1 2.9 2.1 2.2 0 1 2 3 4 5 12/31/11 03/31/12 06/30/12 09/30/12 Ye ar s WA Life-Base case Eff Dur - Base case MBS: $1,758 / 89%Muni bonds: $187 / 9% CMO: $21 / 1% Corp: $18 / 1% Tax credit: $2 / 0% $2.0 billion total portfolio (1) (in millions) Investment Portfolio Overview  Three considerations in shaping investment portfolio composition are safety, liquidity and return  88% Agency MBS pass-throughs Source: Company filings. (1) Does not include net unrealized gains. (2) Durations and average life measures are base case, under current market rates. (3) Yield at quarter end. Investment portfolio Weighted avg life and effective duration (2) 2.63% overall portfolio yield (3) MBS composition Yield (3) 3.00% 2.95% 2.54% 2.44% $1.76B $1.84B 20 $2.27B $2.18B

$1,360 $358 $243 $222 $189 $135 $129 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 (in millions) Loan Portfolio – CRE Non-Owner-Occupied Includes Multifamily  Non-owner-occupied commercial real estate loans (including multifamily) totaled $2.6 billion as of 9/30/2012  Increased by $356 million, or 16% over a year ago  Represented 43% of gross loans as of 9/30/2012  3% of non-owner-occupied CRE loans were non-performing as of 9/30/2012 Source: Company filings. CRE NOO loan mix by geography CRE NOO loan mix by property type 21 Washington: $801 / 30% N. California: $732 / 28% Oregon: $470 / 18% S. California: $434 / 17% Arizona,: $89 / 3% Idaho: $54 / 2% Montana: $24 / 1% Other: $32 / 1% (in millions)

Loan Portfolio – CRE Owner-Occupied Includes SBA  Owner-occupied commercial real estate loans totaled $1.3 billion as of 9/30/2012  Represented 21% of gross loans at 9/30/2012  5% of owner-occupied CRE loans were non-performing at 9/30/2012  SBA loans were $108 million, or 8% of total owner-occupied CRE loans at 9/30/2012 Source: Company filings. CRE OO loan mix by geography CRE OO loan mix by property type 22 $342 $247 $232 $221 $137 $70 $54 $0 $50 $100 $150 $200 $250 $300 $350 $400 (in millions) Washington: $445 / 34% N. California: $336 / 26% Oregon: $344 / 26% Idaho: $69 / 5% Arizona: $55 / 4% S. California: $34 / 3% Montana: $14 1% Other: $7 / 1% (in millions)

NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation.com Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com